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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 30, 1996, incorporated by reference in Destron Fearing Corporation's Form 10-KSB for the year ended September 30, 1996 and to all references to our Firm included in this registration statement.





Minneapolis, Minnesota
     April 4, 1997
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